                          TERM SHEET DATED JUNE 4, 1999
                           $600,000,000 (Approximate)
       Green Tree Recreational, Equipment & Consumer Trust 1999-A (Issuer)
             Green Tree Financial Corporation (Seller and Servicer)

To 10% Call:
------------

                   Approx.        Avg. Life                                                       Exp. Ratings
  Class          Class Size        to Call         Type       Day Count         Expected Final      (S&P/Fitch)
  -----          ----------        -------         ----       ---------         --------------      -----------
Class A-1       $45,000,000         0.17           Fixed       Actual/360           10/99           A-1+/F-1+
Class A-2        61,500,000         0.50           Fixed       Actual/360           3/00             AAA/AAA
Class A-3        84,500,000         1.00           Fixed       Actual/360           10/00            AAA/AAA
Class A-4       155,000,000         2.00           Fixed         30/360             4/02             AAA/AAA
Class A-5        35,000,000         3.00           Fixed         30/360             9/02             AAA/AAA
Class A-6       111,000,000         4.11           Fixed         30/360             9/04             AAA/AAA
Class M-1        31,500,000         5.68           Fixed         30/360             9/05              AA/AA
Class M-2        30,000,000         6.75           Fixed         30/360             6/06               A/A
Class B-1        21,000,000         6.97           Fixed         30/360             6/06             BBB/BBB
Class B-2        25,500,000         6.97           Fixed         30/360             6/06            BBB-/BBB+



To Maturity:
------------

                    Approx.        Avg. Life                                                       Exp. Ratings
    Class         Class Size      to Maturity       Type        Day Count      Expected Final       (S&P/Fitch)
    -----         ----------      -----------       ----        ---------      --------------       -----------
Class M-2         30,000,000         6.90           Fixed        30/360             2/07                A/A
Class B-1         21,000,000         8.34           Fixed        30/360             8/08              BBB/BBB
Class B-2         25,500,000        10.69           Fixed        30/360             5/13             BBB-/BBB+


SELLER/SERVICER:      Green Tree Financial Corporation
TRANSACTION:          Green Tree Recreational, Equipment & Consumer Trust 1999-A
INDENTURE TRUSTEE:    U.S. Bank Trust National Association
OWNER TRUSTEE:        Wilmington Trust Company
UNDERWRITERS:         Banc of America Securities LLC (Lead Manager)
                      Chase Securities Inc. (Co-Manager)
                      J.P. Morgan & Co. (Co-Manager)
CUT-OFF DATE:         May 31, 1999 (or the date of  origination,  if later)
                      for all Initial and Additional
                      Contracts.
EXP. PRICING:         On or about June 8, 1999
EXP. SETTLEMENT:      June 25, 1999
DISTRIBUTION DATE:    The  15th  day of each  month (or if such 15th day is not
                      a business day, the next succeeding business day),
                      commencing on July 15, 1999
MONEY
MARKET ELIGIBILITY    The Class A-1 Notes are
                      expected to be eligible securities for
                      purchase by money market funds under Rule
                      2a-7 under the Investment Company Act of
                      1940, as amended. A fund should consult
                      with its advisors regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and the fund's investment policies and objectives.
ERISA:                Class A-1 through M-2 are ERISA eligible.
                      Class B-1 and Class B-2 are NOT ERISA eligible.
OPTIONAL REDEMPTION:  10% Clean-up Call


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

                             Prepayment Assumptions:
     Asset Type                          Base Case Prepayment Rate
     ----------                          -------------------------
     Horse Trailers                              18% CPR
     Keyboard Instruments                        18% CPR
     Recreational Vehicles                       18% CPR
     Marine Products                           100% PPC(1)
     Motorcycle                                  25% CPR
     Sport Vehicles                              25% CPR

(1) The 100% PPC assumes a conditional prepayment rate for the first month of 1.50% per annum of the then outstanding principal balance and an additional 1.50% (precisely, 18%/12) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 18%.

DESCRIPTION OF THE SECURITIES:

CREDIT ENHANCEMENT: Class A-1 through A-6:  18.0% subordination (Class M-1, M-2,
                                            B-1, and B-2) plus Excess Spread
                    Class M-1:              12.75%  subordination (Class M-2,
                                            B-1 and B-2) plus Excess Spread
                    Class M-2:              7.75% subordination (Class B-1 and
                                            B-2) plus Excess Spread
                    Class B-1:              4.25% subordination (Class B-2) plus
                                            Excess Spread
                    Class B-2:              Limited Guaranty plus Excess Spread

DISTRIBUTIONS:      The Amount Available will generally consist of payments on or in respect of the Contracts.

                    On each Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute from the Collection Account the Amount Available in generally the following order of priority.

                    1. If Green Tree or an affiliate is no longer the Servicer, then to the Servicer, the Monthly Servicing Fee for the related Monthly Period.

                    2. To the Servicer, reimbursement for advances made with respect to delinquent payments that were recovered during the prior Monthly Period.

                    3. All accrued interest on the Senior Notes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Notes).

                    4.   All accrued interest on the Class M-1 Notes.

                    5.   All accrued interest on the Class M-2 Notes.

                    6.   All accrued interest on the Class B-1 Certificates.

                    7. All principal due on the Class A Notes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Notes to be paid sequentially).

                    8. All principal due on the Class M-1 Notes, if the Class A Notes have been paid in full.

                    9. All principal due on the Class M-2 Notes, if the Class A Notes and Class M-1 Notes have been paid in full.

                    10. All principal due on the Class B-1 Certificates, if the Notes have been paid in full.

                    11.  All accrued interest on the Class B-2 Certificates.

                    12. The principal due for payment to the Class B-2 Certificates, if the Notes and the Class B-1 Certificates have been paid in full.

                    13. To Green Tree, any remaining amount as the Monthly Servicing and Guaranty Fee.


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

DESCRIPTION OF THE NOTES:

INTEREST:           Interest on the outstanding Class A Principal Balance, the
                    Class M-1 Adjusted Principal Balance (defined below), and the Class M-2 Adjusted Principal Balance (defined below) will accrue from the Settlement Date, or from the most recent Distribution Date on which interest has been paid, to but excluding the following Distribution Date, at the applicable interest rate for such Class. The "Principal
                    Balance" of any Class of Notes as of any Distribution Date will be the initial Principal Balance of such Class minus all amounts previously distributed to the Noteholders of such Class in respect of principal. Interest on the Class
                    A-1, Class A-2, and Class A-3 Notes will be calculated on the basis of actual days elapsed in a 360-day year. Interest on all other Classes of Notes will be calculated on the basis of 360-day year of twelve 30-day months.

Class A Notes:      Interest will be paid on the Class A Notes on each
                    Distribution Date, to the extent of the Amount Available. In the event the Amount Available is not sufficient to make a full distribution of Interest on the Class A Notes, the funds available will be applied pro rata to each of the Class A Notes based on the amount payable to each such Class, and the amount of the shortfall will be added pro rata to the amount of interest payable on the Class A Notes on the next Distribution Date. Any amount so carried forward will bear interest at the applicable interest rate, to the extent legally permissible.

Class M-1 Notes:    Interest will be paid on the Class M-1 Notes on
                    each Distribution Date, to the extent of the Amount
                    Available on such Distribution Date after payment of interest on the Class A Notes. The "Class M-1 Adjusted
                    Principal Balance" as of any Distribution Date is the Class
                    M-1 Principal Balance less any Class M-1 Liquidation Loss
                    Amount (defined below).

                    In the event the remaining Amount Available is not sufficient to make a full distribution of interest on the Class M-1 Notes, the amount of the shortfall will be carried forward and added to the amount of interest payable on the Class M-1 Notes on the next Distribution Date. Any amount so carried forward will bear interest at the applicable interest rate, to the extent legally permissible.

Class M-2 Notes:    Interest will be paid on the Class M-2 Notes on each
                    Distribution Date, to the extent of the Amount Available on such Distribution Date after payment of interest on the Class A and Class M-1 Notes. The "Class M-2 Adjusted
                    Principal Balance" as of any Distribution Date is the Class
                    M-2 Principal Balance less any Class M-2 Liquidation Loss
                    Amount.

                    In the event the remaining Amount Available is not sufficient to make a full distribution of interest on the Class M-2 Notes, the amount of the shortfall will be carried forward and added to the amount of interest payable on the Class M-2 Notes on the next Distribution Date. Any amount so carried forward will bear interest at the applicable interest rate, to the extent legally permissible.

PRINCIPAL:          Noteholders will be entitled to receive on each Distribution
                    Date as payment of principal, in the manner and order of priority set forth below, an amount equal to the Formula
                    Principal Distribution Amount for such Distribution Date.
                    Such amount will be paid as principal on the Class A-1 Notes until the Class A-1 Notes have been paid in full, then on the Class A-2 Notes until the Class A-2 Notes have been paid in full and so on until the Class M-2 Notes have been paid in full.

                    The "Formula Principal Distribution Amount" with respect to any Distribution Date will be an amount equal to the sum of the following amounts with respect to the


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                    related Monthly Period, in each case computed in accordance with the method specified in each Contract.

                     (i) all scheduled payments of principal due on each
                         outstanding Contract during the related Monthly Period (after adjustments for previous Partial Principal Prepayments and after any adjustments to a contract's amortization schedule as a result of a bankruptcy or similar proceeding involving the related Obligor), plus

                    (ii) the Scheduled Principal Balance of each Contract which, during the related Monthly Period, was purchased by Green Tree pursuant to the Sale and Servicing Agreement due to a breach of a representation or warranty, plus

                   (iii) all Partial Principal Prepayments applied and all
                         Principal Prepayments in Full received on Contracts during the related Monthly Period, plus

                    (iv) the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the related Monthly Period plus the amount of any reduction in the outstanding principal balance of a Contract during such Monthly Period ordered as a result of a bankruptcy or similar proceeding involving the related Obligor, plus

                    (v) without duplicating the foregoing, all collections in respect of principal on the Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which such Distribution Date occurs), minus

                    (vi) the amount, if any, included in the Formula Principal
                         Distribution Amount for the preceding Distribution Date by virtue of clause (v) above.

                    In the event the remaining Amount Available for such Distribution Date after payment of interest on the Notes is not sufficient to make a full distribution of the Formula Principal Distribution Amount, the amount of such deficiency will be added to the amount of principal payable for the next Distribution Date.


                    A "Liquidated Contract" means any Defaulted Contract as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Contract through the date of disposition of the related Product have been recovered or any Defaulted Contract in respect of which the related Product has been realized upon and disposed of and the proceeds of such disposition have been received. A "Defaulted Contract" is any Contract as to which the Servicer has commenced repossession procedures or assigned such Contract to a third party for repossession or other enforcement, but which has not become a Liquidated Contract.

DESCRIPTION OF THE CERTIFICATES:


DISTRIBUTIONS:      Certificateholders will be entitled to receive on each
                    Distribution Date commencing in July 1999, to the extent that the remaining Amount Available is sufficient therefor, distributions of interest and principal in the manner and order of priority set forth below. Interest will be calculated on the Certificates on the basis of a 360-day year of twelve 30-day months.

CLASS B-1 INTEREST: Interest on the outstanding Class B-1 Adjusted Principal
                    Balance (defined below) will accrue from the Settlement Date, or the most recent Distribution Date on which interest has been paid, to but excluding the following Distribution Date at the pass-through rate applicable to such Class. The "Class B-1 Principal Balance" is the initial Class B-1 Principal Balance less the sum of all principal amounts previously distributed



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

                    on the Class B-1 Notes. The "Class B-1 Adjusted Principal Balance" as of any Distribution Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount.

                    Interest will be paid on the B-1 Certificates on each Distribution Date to the extent of the Amount Available on such Distribution Date, after payment of interest on the Notes.

                    In the event the remaining Amount Available is not sufficient to make a full distribution of interest on the Class B-1 Certificates, the amount of the shortfall will be carried forward and added to the amount of interest payable on the Class B-1 Certificates on the next Distribution Date. Any amount so carried forward will bear interest at the applicable pass-through rate, to the extent legally permissible.

CLASS B-1 PRINCIPAL:No distributions of principal on the Class B-1 Certificates will be payable until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Notes are paid in full, principal will be paid on the Class B-1 Certificates in an amount equal to the Formula Principal Distribution Amount for such Distribution Date, to the extent of the Amount Available on such Distribution Date after payment of all principal and interest on the Notes and interest on the Class B-1 Certificates.


CLASS B-2 INTEREST: Interest on the outstanding Class B-2 Principal Balance
                    (defined below) will accrue from the Settlement Date, or the most recent Distribution Date on which interest has been paid, to but excluding the following Distribution Date at the pass-through rate applicable to such Class. The "Class B-2 Principal Balance" is the initial Class B-2 Principal Balance less the sum of all principal amounts previously distributed on the Class B-2 Notes.

                    Interest will be paid on the Class B-2 Certificates on each Distribution Date to the extent of funds available on such Distribution Date, after payment of all interest and principal on the Notes and the Class B-1 Certificates.

                    In the event the remaining funds available are not sufficient to make a full distribution of interest on the Class B-2 Certificates, the amount of the shortfall will be carried forward and added to the amount of interest payable on the next Distribution Date. Any amount so carried forward will bear interest at the applicable pass-through rate, to the extent legally permissible.

CLASS B-2 PRINCIPAL:No distributions of principal on the Class B-2 Certificates will be payable until all of the Notes and Class B-1 Certificates have been paid in full (other than a Class B-2 Liquidation Loss Amount paid by Green Tree pursuant to the Limited Guaranty). On each Distribution Date commencing on the Distribution Date on which the Class B-1 Certificates are paid in full, principal will be paid on the Class B-2 Certificates in an amount equal to the Formula Principal Distribution Amount for such Distribution Date, to the extent of funds available on such Distribution Date after payment of interest on the Class B-2 Certificates.


LIMITED GUARANTY:   In order to mitigate the effect of the subordination of the
                    Class B-2 Certificates and the effect of liquidation losses and delinquencies on the Contracts, the Class B-2
                    Certificateholders are entitled to receive on each Distribution Date the amount equal to the Guaranty Payment, if any, under Green Tree's Limited Guaranty. The Guaranty
                    Payment for any Distribution Date will equal the difference, if any, between the Class B-2 Distributable Amount and the remaining funds available in the


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

                    Collection Account after payment of all interest and principal on the Notes and Class B-1 Certificates. The "Class B-2 Distributable Amount" equals the unpaid and accrued interest on the Class B-2 Certificates, plus on each Distribution Date commencing on the Distribution Date on which the Class B-1 Certificates are paid in full, principal in an amount equal to the Formula Principal Distribution Amount for such Distribution Date (less, on the Distribution Date on which the Class B-1 Certificates are paid in full, the portion thereof payable on the Class B-1 Certificates), plus any Class B-2 Liquidation Loss Amount for such Distribution Date. If Green Tree should fail to pay such amount or if the Limited Guaranty is exhausted by such current and previous charges, however, the Class B-2 Principal Balance would not be reduced and interest would continue to accrue on the full Class B-2 Principal Balance. Class B-2 Certificateholder would, however, be entitled to receive such unpaid amount as part of the Formula Principal Distribution Amount prior to any payment of the Monthly Servicing and Guaranty Fee to Green Tree on any subsequent Distribution Date.

LOSSES ON
LIQUIDATED
CONTRACTS:          In the event the Amount Available for any Distribution Date is insufficient to distribute the full Formula Principal
                    Distribution Amount for such Distribution Date to the Noteholders and the Certificateholders, the aggregate outstanding Principal Balance of the Notes and Certificates will be greater than the Pool Scheduled Principal Balance for such Distribution Date. In such event, the amount of such deficiency (the "Liquidation Loss Amount") would be allocated first to the Class B-2 Certificates (a "Class B-2
                    Liquidation Loss Amount"), and Green Tree would be obligated to pay the amount of such Class B-2 Liquidation Loss Amount to the Class B-2 Certificateholders pursuant to the Limited
                    Guaranty (as described above).

                    If the Class B-2 Principal Balance were reduced to zero, any further Liquidation Loss Amounts realized would be allocated to reduce the Class B-1 Adjusted Principal Balance (a "Class B-1 Liquidation Loss Amount").

                    If the Class B-1 Adjusted Principal Balance were reduced to zero, any further Liquidation Loss Amounts realized would be allocated to reduce the Class M-2 Adjusted Principal Balance (a "Class M-2 Liquidation Loss Amount").

                    If the Class M-2 Adjusted Principal Balance were reduced to zero, any further Liquidation Loss Amounts realized would be allocated to reduce the Class M-1 Adjusted Principal Balance (a "Class M-1 Liquidation Loss Amount").

                    Any such Liquidation Loss Amounts would be reduced on subsequent Distribution Dates to the extent that the Amount Available on such Distribution Dates is sufficient to permit the distribution of principal due on the Notes or Certificates on prior Distribution Dates but not paid. In the event the Adjusted Principal Balance of a Class of Notes or Certificates were reduced by a Liquidation Loss Amount, interest accruing on such Class (other than the Class B-2 Certificates) would be calculated on the Adjusted Principal Balance of such Class. The interest accruing on such Class Liquidation Loss Amount each month (such Class "Liquidation Loss Interest Amount"), plus interest at the applicable interest or pass-through rate on any Liquidation Loss Interest Amount due on a prior Distribution Date but not paid, would be paid to the applicable holder of such Class from the Amount Available after distribution of principal on such Class but prior to any distribution of principal on a subordinate Class.

OPTIONAL REDEMPTION:The Securities will be redeemed in whole, but not in part, on any Distribution Date on which Green Tree exercises its option to purchase the Contracts. Green Tree may purchase the Contracts when the Pool Scheduled Principal Balance has declined to 10% or less of the Cutoff Date Pool Principal Balance. Such redemption would effect early retirement of the Class M-2 Notes, Class B-1 Certificates and Class B-2 Certificates.


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

THE CONTRACT POOL

General

       These computational materials contain information regarding the Initial Contracts and Additional Contracts that will be transferred to the Trust on the Settlement Date. The information for each Initial Contract is as of the Cutoff Date. The Initial Contracts had an aggregate principal balance as of the Cutoff Date of $508,071,812.36. The Sale and Servicing Agreement provides that certain Additional Contracts originated prior to the Settlement Date will be purchased by the Trust on the Settlement Date. As of the Cutoff Date, the Initial Contracts

      (i) had a remaining maturity, as of the Cutoff Date, of at least 5 months, but not more than 240 months;

     (ii) had an original maturity of at least 12 months, but not more than 240 months;

    (iii) had an original principal balance of at least $1,434.81 and not more than $514,625.20;

     (iv) had a remaining principal balance as of the Cutoff Date of at least $1,002.36 and not more than $504,673.07; and

      (v) had a contractual rate of interest ("Initial Contract Rate") of at least 3.99% and not more than 21.99%.

Neither Green Tree nor the Servicer may substitute other contracts for the Initial Contracts at any time during the term of the Sale and Servicing Agreement. Additional Contracts will have the assumed characteristics shown below.

                      Characteristics of Initial Contracts

                                                                                     Weighted    Weighted
                                                             % of                   Average      Average
                                                          Cutoff Date               Original    Remaining   Weighted   Weighted
                                  % of        Scheduled      Pool        Average    Term to      Term to    Average     Average
                      Number of  Contract     Principal    Principal    Principal   Maturity     Maturity   Contract  Loan-To-Value
     Asset Type       Contracts    Pool       Balance       Balance      Balance    (Months)    (Months)(1)   Rate       Ratio
     ----------       ---------    ----       -------       -------      -------    --------    -----------   ----       -----
Horse Trailer             4,592    10.68%  $ 45,426,025.36      8.94%  $ 9,892.43      123          120       10.850%      86%
Keyboard                  1,542     3.59     17,579,494.57      3.46    11,400.45      103           99       10.941       84
Marine                    5,517    12.83     88,976,722.31     17.51    16,127.74      146          143       10.683       86
Motorcycle               12,575    29.25    118,736,862.63     23.37     9,442.30       71           68       13.179       85
Recreational Vehicle      8,165    18.99    189,870,019.17     37.37    23,254.14      166          161        9.782       86
Sport Vehicle            10,604    24.66     47,482,688.32      9.35     4,477.81       53           49       15.069       88
                        -------   ------   ---------------    ------   ----------      ---          ---      -------       --
Total                    42,995   100.00%  $508,071,812.36    100.00%  $11,817.00      124          120       11.364%      86%
                        =======   ======   ===============    ======   ==========      ===          ===      =======       ==

     (1) Based on Scheduled payments due after the Cutoff Date and assuming no prepayments on the Initial Contracts


      Assumed Characteristics of Additional Contracts as of the Cutoff Date

                            Aggregate       Weighted
                            Principal        Average     Weighted Average     Weighted Average
                             Balance        Contract       Original Term       Remaining Term
      Asset Type           Outstanding        Rate           (Months)             (Months)
----------------------- ------------------ ------------ -------------------- --------------------
Horse Trailer              $ 8,219,177.06    10.850%            123                  123
Keyboard                     3,180,753.26    10.941             103                  103
Marine                      16,099,040.78    10.683             146                  146
Motorcycle                  21,483,704.32    13.179              71                   71
Recreational Vehicle        34,354,211.99     9.782             166                  166
Sport Vehicle                8,591,300.24    15.069              53                   53
                           --------------    ------             ---                  ---
                           $91,928,187.64    11.364%            124                  124


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

                Geographic Concentration of the Initial Contracts




                                                                  Aggregate
                           Number of                          Principal Balance       % of Contracts by
                        Contracts as of     % by Number of    Outstanding as of     Outstanding Principal
State                     Cutoff Date         Contracts          Cutoff Date      Balance as of Cutoff Date
---------------------- ------------------- ----------------  -------------------  ---------------------------
Alabama                      1,213              2.82%            $13,077,923.54              2.57%
Alaska                          57              0.13               1,882,709.11              0.37
Arizona                      2,214              5.15              30,354,104.17              5.97
Arkansas                       319              0.74               5,137,476.98              1.01
California                   6,230             14.50              79,169,071.37             15.59
Colorado                       644              1.50              10,535,937.79              2.07
Connecticut                    503              1.17               4,268,950.36              0.84
Delaware                        97              0.23                 801,501.40              0.16
District of Columbia            19              0.04                 310,426.57              0.06
Florida                      4,414             10.28              51,011,481.10             10.05
Georgia                      1,986              4.62              21,656,108.33              4.26
Hawaii                          79              0.18                 676,516.15              0.13
Idaho                           66              0.15               1,351,496.07              0.27
Illinois                       640              1.49               6,597,976.60              1.30
Indiana                        522              1.21               4,976,598.87              0.98
Iowa                           142              0.33               1,506,268.78              0.30
Kansas                         193              0.45               2,845,931.13              0.56
Kentucky                       611              1.42               4,601,055.10              0.91
Louisiana                      541              1.26               7,201,914.06              1.42
Maine                           67              0.16                 622,834.90              0.12
Maryland                       610              1.42               6,287,666.51              1.24
Massachusetts                  719              1.67               6,176,221.23              1.22
Michigan                       564              1.31               8,532,836.32              1.68
Minnesota                      491              1.14               6,202,183.56              1.22
Mississippi                    381              0.89               4,278,913.69              0.84
Missouri                       881              2.05               9,773,370.90              1.92
Montana                         58              0.13                 911,694.00              0.18
Nebraska                        64              0.15                 934,308.75              0.18
Nevada                         640              1.49              10,298,418.44              2.03
New Hampshire                  117              0.27               1,586,276.65              0.31
New Jersey                   1,188              2.76               8,688,711.46              1.71
New Mexico                     399              0.93               4,761,232.06              0.94
New York                     1,109              2.58              13,987,884.52              2.75
North Carolina               2,749              6.39              25,934,076.56              5.10
North Dakota                    35              0.08                 432,092.86              0.09
Ohio                           609              1.42               8,732,782.05              1.72
Oklahoma                       518              1.20               5,844,079.94              1.15
Oregon                         816              1.90              11,353,680.58              2.23
Other                            7              0.02                  52,553.33              0.01
Pennsylvania                   775              1.80               7,311,154.08              1.44
Rhode Island                   181              0.42               1,447,621.44              0.28
South Carolina                 959              2.23              10,933,335.17              2.15
South Dakota                    51              0.12                 826,699.19              0.16
Tennessee                      766              1.78               9,650,965.50              1.90
Texas                        5,061             11.78              60,477,311.69             11.91
Utah                            88              0.20               1,543,925.86              0.30
Vermont                         32              0.07                 225,751.72              0.04
Virginia                     1,106              2.57              10,203,653.16              2.01
Washington                   1,105              2.57              16,937,867.91              3.33
West Virginia                  101              0.23                 906,327.36              0.18
Wisconsin                      220              0.51               3,890,784.98              0.77
Wyoming                         38              0.09                 361,148.51              0.07
                            ------            ------            ---------------            ------
                            42,995            100.00%           $508,071,812.36            100.00%
                            ======            ======            ===============            ======


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

        Distribution of Original Contract Amount of the Initial Contracts

                                                                              Aggregate          % of Contracts by
                                Number of                                 Principal Balance         Outstanding
                               Contracts as                               Outstanding as of    Principal Balance as
  Original Contract Amount    of Cutoff Date   % by Number of Contracts      Cutoff Date          of Cutoff Date
----------------------------- ---------------  ------------------------  --------------------  ----------------------
Less  than  $ 10,000.01           25,499                59.31%           $132,350,317.87              26.05%
10,000.01  -  20,000.00           12,046                28.02             167,321,568.96              32.93
20,000.01  -  30,000.00            2,831                 6.58              66,140,195.25              13.02
30,000.01  -  40,000.00            1,010                 2.35              34,102,446.85               6.71
40,000.01  -  50,000.00              508                 1.18              22,337,449.73               4.40
50,000.01  -  60,000.00              354                 0.82              19,066,854.96               3.75
60,000.01  -  70,000.00              217                 0.50              13,800,154.13               2.72
70,000.01  -  80,000.00              165                 0.38              12,234,027.16               2.41
80,000.01  -  90,000.00              138                 0.32              11,571,356.13               2.28
90,000.01  - 100,000.00               67                 0.16               6,308,003.04               1.24
100,000.01 - 110,000.00               31                 0.07               3,209,725.99               0.63
110,000.01 - 120,000.00               30                 0.07               3,360,879.15               0.66
120,000.01 - 130,000.00               22                 0.05               2,715,681.44               0.53
130,000.01 - 140,000.00               13                 0.03               1,704,355.66               0.34
140,000.01 - 150,000.00               19                 0.04               2,711,682.12               0.53
150,000.01 - 160,000.00                9                 0.02               1,371,194.96               0.27
160,000.01 - 170,000.00                4                 0.01                 644,947.42               0.13
170,000.01 - 180,000.00                7                 0.02               1,114,936.12               0.22
180,000.01 - 190,000.00                4                 0.01                 736,403.39               0.14
190,000.01 - 200,000.00                3                 0.01                 565,578.73               0.11
200,000.01 - 250,000.00               11                 0.03               2,376,355.29               0.47
250,000.01 - 300,000.00                3                 0.01                 840,751.23               0.17
300,000.01 - 350,000.00                3                 0.01                 982,273.71               0.19
500,000.01 - 550,000.00                1                 0.00                 504,673.07               0.10
                                  ------               ------            ---------------             ------
                                  42,995               100.00%           $508,071,812.36             100.00%
                                  ======               ======            ===============             ======



          Distribution by Year of Origination of the Initial Contracts

                                                         Aggregate         % of Contracts by
                    Number of                        Principal Balance        Outstanding
  Year of        Contracts as of   % by Number of    Outstanding as of     Principal Balance
Origination        Cutoff Date        Contracts         Cutoff Date        as of Cutoff Date
---------------- ----------------- --------------  ----------------------  -------------------
  Pre-1998               332            0.77%         $  8,624,353.33             1.70%
    1998              19,932           46.36           253,872,917.56            49.97
    1999              22,731           52.87           245,574,541.47            48.33
                     -------          ------          ---------------           ------
                      42,995          100.00%         $508,071,812.36           100.00%
                     =======          ======          ==============            ======



        Distribution of the Loan-To-Value Ratios of the Initial Contracts

                                                                   Aggregate          % of Contracts by
                           Number of                           Principal Balance         Outstanding
Loan-To-Value Ratio     Contracts as of    % by Number of      Outstanding as of      Principal Balance
        (%)               Cutoff Date         Contracts           Cutoff Date         as of Cutoff Date
---------------------  -----------------   ---------------  ----------------------   --------------------
    Less than 61%           3,087               7.18%         $ 21,658,592.80               4.26%
         61 - 65            1,134               2.64            10,807,792.67               2.13
         66 - 70            1,674               3.89            16,765,378.55               3.30
         71 - 75            2,875               6.69            29,577,129.29               5.82
         76 - 80            3,999               9.30            46,422,950.99               9.14
         81 - 85            5,520              12.84            68,090,671.74              13.40
         86 - 90           11,713              27.25           136,381,198.76              26.84
         91 - 95            5,944              13.82            79,807,222.07              15.71
        96 - 100            7,049              16.39            98,560,875.49              19.40
                           ------             ------          ---------------             ------
                           42,995             100.00%         $508,071,812.36             100.00%
                           ======             ======          ===============             ======

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

           Distribution of the Contract Rates of the Initial Contracts

                                                              Aggregate       % of Contracts by
                          Number of                       Principal Balance      Outstanding
                       Contracts as of   % by Number of   Outstanding as of   Principal Balance
Contract Rate (%)        Cutoff Date        Contracts        Cutoff Date      as of Cutoff Date
---------------------  ----------------- ---------------- ------------------- -------------------
   Less than 7.001%                44        0.10%             $502,000.17           0.10%
    7.001 -  8.000                254        0.59            21,884,816.41           4.31
    8.001 -  9.000              1,223        2.84            55,617,926.80          10.95
    9.001 - 10.000              4,409       10.25           103,710,263.71          20.40
   10.001 - 11.000              6,566       15.27           102,800,361.36          20.22
   11.001 - 12.000              7,007       16.30            71,309,075.29          14.04
   12.001 - 13.000              5,825       13.55            51,452,278.86          10.13
   13.001 - 14.000              4,831       11.24            32,574,341.50           6.41
   14.001 - 15.000              5,214       12.13            29,768,206.36           5.86
   15.001 - 16.000              3,386        7.88            17,659,481.71           3.48
   16.001 - 17.000              2,177        5.06            10,854,288.92           2.14
   Over 17.000%                 2,059        4.79             9,938,771.27           1.96
                               ------      ------          ---------------         ------
                               42,995      100.00%         $508,071,812.36         100.00%
                               ======      ======          ===============         ======



    Distribution of the Remaining Months to Maturity of the Initial Contracts

                                                                                   % of Contracts
                               Number of                          Aggregate        by Outstanding
                             Contracts as                     Principal Balance       Principal
Remaining Term to Maturity     of Cutoff    % by Number of    Outstanding as of     Balance as of
         (Months)                Date          Contracts         Cutoff Date         Cutoff Date
---------------------------  -------------  ---------------  -----------------    ------------------
            1 -  30                 2,785        6.48%        $  8,699,562.79            1.71%
           31 -  60                18,736       43.57          103,237,046.59           20.32
           61 -  90                 9,268       21.55          100,891,891.05           19.86
           91 - 120                 3,554        8.27           51,839,598.32           10.20
          121 - 150                 5,189       12.07           90,209,345.60           17.76
          151 - 180                 2,796        6.50          102,557,739.06           20.19
          181 - 210                   213        0.50            9,217,907.24            1.81
          211 - 240                   454        1.06           41,418,721.71            8.15
                                   ------      ------         ---------------          ------
                                   42,995      100.00%        $508,071,812.36          100.00%
                                   ======      ======         ===============          ======

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

                           Average Life Sensitivities


Average Life Sensitivity (to call)

                              Prepayment Scenarios

                                          I            II           III          IV           V
                                      ---------    ---------     ---------   ---------    ---------
Avg. life (yrs.)/Exp. final (mos.)
Class
-----
Class A-1                              .19 / 5      .18 / 4       .17 / 4     .16 / 4      .14 / 4
Class A-2                              .59 / 10     .54 / 9       .50 / 9     .47 / 8      .44 / 8
Class A-3                             1.18 / 19    1.08 / 17     1.00 / 16    .93 / 15     .87 / 14
Class A-4                             2.33 / 39    2.16 / 36     2.00 / 34   1.87 / 32    1.74 / 30
Class A-5                             3.45 / 45    3.22 / 42     3.00 / 39   2.81 / 37    2.63 / 34
Class A-6                             4.68 / 71    4.38 / 67     4.11 / 63   3.86 / 59    3.63 / 56
Class M-1                             6.50 / 86    6.06 / 80     5.68 / 75   5.34 / 70    5.04 / 66
Class M-2                             7.66 / 95    7.18 / 89     6.75 / 84   6.34 / 79    5.95 / 74
Class B-1                             7.89 / 95    7.39 / 89     6.97 / 84   6.56 / 79    6.14 / 74
Class B-2                             7.89 / 95    7.39 / 89     6.97 / 84   6.56 / 79    6.14 / 74



Average Life Sensitivity (to maturity)
                              Prepayment Scenarios

                                           I              II            III             IV            V
                                      ----------      ----------     ----------     ----------    ---------
Avg. life (yrs.)/Exp. final (mos.)
Class
-----
Class M-2                             7.81 / 103      7.34 / 98      6.90 / 92      6.48 / 87     6.10 / 82
Class B-1                             9.24 / 120      8.79 / 115     8.34 / 110     7.90 / 105    7.48 / 99
Class B-2                            11.37 / 167     11.04 / 167    10.69 / 167    10.34 / 167    9.97 / 167



                              Prepayment Scenarios

                               I        II          III          IV          V
                             -----     -----       -----       -----      ------
Securities (1)                80%       90%         100%        110%       120%

(1) The 100% Base Case assumes 18% CPR with respect to Horse Trailers, Keyboard Instruments and Recreational Vehicles; 25% CPR with respect to Motorcycles and Sport Vehicles; and with respect to Marine Products, 100% Prepayment Assumption, which assumes for the first month a conditional prepayment rate of 1.50% per annum of the then outstanding principal balance and an additional 1.50% (precisely, 18%/12) per annum in each month thereafter until the twelfth month.



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

The information contained in the attached computational materials is preliminary and will be replaced by the prospectus supplement and accompanying prospectus applicable to the Green Tree Recreational, Equipment & Consumer Trust 1999-A and any other information subsequently filed with the Securities and Exchange Commission. You should make your investment decision with respect to the securities described in the computational materials based solely upon the information contained in the prospectus supplement and accompanying prospectus.

The computational materials do not constitute an offer to sell or the solicitation of an offer to buy and we will not sell the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold and no offer to buy will be accepted prior to the delivery of the prospectus supplement and accompanying prospectus relating to the securities.

The information in the attached computational materials is preliminary, limited in nature and subject to completion or amendment. We do not claim that the securities will actually perform as described in any scenario presented.

The information in the computational materials has been prepared by the seller. Banc of America Securities LLC ("Banc of America"), or any of their affiliates do not make any representation as to the accuracy or completeness of the information in the computational materials.

The information in the computational materials addresses only certain aspects of the characteristics of the securities and does not provide a complete assessment of the securities. As such, the information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the information, including structure, trust property and collateral, may be changed from time to time to reflect changed circumstances.

The data supporting the information in the computational materials has been obtained form sources that the underwriters believe to be reliable, but the underwriters do not guarantee the accuracy of or computations based on such data. The underwriters and their affiliates may engage in transactions with the seller or its affiliates while the information is circulating. The underwriters may act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. The underwriters shall not be a fiduciary or advisor, unless they have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the information in the computational materials is being furnished on the condition that it will not form a primary basis for any investment decision.

Although a registration statement (including a form of prospectus) relating to the securities described in the information in the computational materials has been filed with the Securities and Exchange Commission and is effective, the prospectus supplement and accompanying prospectus relating to the securities described in the information in the computational materials have not been filed with the Securities and Exchange Commission. You must refer to the prospectus supplement and accompanying prospectus for definitive information on any matter described in the computational materials. Your investment decision should be based only on the data in the prospectus supplement and accompanying prospectus. The prospectus supplement and accompanying prospectus contain data that is current as of the applicable publication dates and after publication may no longer be complete or current. The prospectus supplement and accompanying prospectus may be updated by information subsequently filed with the Securities and Exchange Commission.

You may obtain the prospectus supplement and accompanying prospectus by contacting the Banc of America Syndicate Desk at (704) 386-9690.


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